Events after reporting period	12 Months Ended
Dec. 31, 2021
Events After Reporting Period [Abstract]
Events after the reporting date	Events after the reporting date
The Company has evaluated its subsequent events through March 17, 2022, the date the financial statements were available to be issued, and has concluded that there are no subsequent events requiring disclosure in the financial statements, other than those described below.
During January 2022, the Company entered an exclusive license agreement with Mitsubishi Tanabe Pharma Corporation (“MTPC”) for the development and commercialization of ZYNLONTA for all hematologic and solid tumor indications in Japan. Under the terms of the agreement, the Company received an upfront payment of USD 30 million and up to an additional USD 205 million in milestones if certain development and commercial events are achieved. The Company will also receive royalties ranging in percentage from the high teens to the low twenties based on net sales of the product in Japan. MTPC will conduct clinical studies of ZYNLONTA in Japan and will have the right to participate in any global clinical studies of the product by bearing a portion of the costs of the study. In addition, the Company will supply product to MTPC for its drug development and commercialization under a supply agreement.